UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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OPENWAVE SYSTEMS INC.
(Name of Registrant as Specified In Its Charter)
____________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Openwave Systems Inc. related the following materials beginning on January 8, 2007:

Openwave Systems Inc.

January 2007

Safe Harbor Statement

This presentation contains forward-looking statements relating to expectations, plans or prospects for Openwave Systems Inc. that are based upon the current expectations and beliefs of Openwave's management and are subject to certain risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. In particular, the following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: (a) the ability to make changes in business strategy, development plans and product offerings to respond to the needs of our current, new and potential customers, suppliers and strategic partners;
(b) the ability to improve sales productivity; (c) the ability to continue to sell our existing products and enhancements; (d) the ability to develop and commercialize new products;
(e) risks associated with the development and licensing of software generally, including potential delays in software development and technical difficulties that may be encountered in the development or use of our software; (f) increased global competition and pricing pressure on our products; (g) technological changes and developments; and (h) general risks of the Internet and wireless and wireline telecommunications sectors.

For a detailed discussion of these and other cautionary statements, please refer to the risk factors discussed in filings with the U.S. Securities and Exchange Commission ("SEC"), including but not limited to the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2006, and any subsequently filed reports. All documents also are available through the SEC's Electronic Data Gathering Analysis and Retrieval system (EDGAR) at
www.sec.gov or from Openwave's Web site at www.openwave.com.

Agenda

Openwave Position

Strategic Plan

Product Transition

Focused Organizational Efforts

Financial Management

Recent Developments

Openwave’s Board

Response to Harbinger

Global Company

Openwave is a leading provider of independent
software products and services for the
communications industry

Openwave serves more than 140 global
customers in 70 countries

Market leader in mobile browser and mobile
access gateway products

>70 Mobile
Operator
Customers
Worldwide

50 Handset
Manufacturer
Customers
Worldwide

25 Broadband
Operator
Customers
Worldwide

Financial History

Openwave Systems Inc. Revenue and Non-GAAP Net Income

FY2004 – FY2006

$0

Revenue

$0

Non-GAAP Net Income*

$5M

($63M)

($30M)

FY06

FY05

FY04

GAAP Net Income

*  See Appendix 1, Slide
#21 for Reconciliation

Openwave Strategy

Openwave Has a Strategic Plan in Place to:

Complete
product
transition to an
end-to-end
solution
provider

Improve

sales

productivity

Enhance the
Company’s

financial
performance

Product Strategy

Core

Extension

of Core

New

Invest in
next-generation
product extensions
to take advantage
of market transition

Deliver new,
next-generation
platforms and
solutions

Leverage
installed base
of core
products

Openwave's Board and Management Team are committed to
Openwave’s transition to an end-to-end solutions provider

Market Opportunity for New Products

$696

$1,189

$1,844

$2,559

CAGR

F’07 – F’10

Personalization

On-Device
Portal

Advanced
Messaging
Solutions

20%

54%

130%

TOTAL

54%

Sources: Ovum, Strategy Analytics, Merrill Lynch, Openwave Analysis

Focused Organization

Sales

Engineering / R&D

Finance

Openwave “end-of-lifed”
8 products, freeing up
additional resources to
focus on new products
and solutions

Tight financial controls

Re-implementation of
global ERP system

Focused sales teams on key
accounts in all four regions

Three recent executive and
sales management
appointments

Robert Vrij,
Executive Vice President of
Worldwide Field Operations

Overseeing all customer facing
areas: worldwide sales,
professional services,
customer support

Kaz Ishii, General Manager for
Japan

Ray Coyte, General Manager for
EMEA

Openwave has a team of proven leaders who are committed
to strengthening Openwave’s customer relationships

Financial Profile

Openwave Systems Inc. Revenue and Non-GAAP Net Income

FQ3-FQ4’06 and FQ1-FQ4’07

$0

Revenue

$0

Non-GAAP Net Income*

($24.5M)

FQ1’07

($22M)

FQ2’07

($5.1M)

$9.6M

FQ4’06

FQ3’06

GAAP Net Income

*  See Appendix 1, Slide
#21 for Reconciliation

Breakeven

Positive

Strong Corporate Governance Practices

Six-member Board comprised of five independent
directors and the CEO

Independent Chairman of the Board (Bernard Puckett)

All key committees composed solely of
independent directors

2 financial experts out of 3 members of the Audit Committee

Active and involved Board:

Held 11 meetings during last 12 months

Recent policy additions:

Executive stock ownership guidelines

Director stock ownership guidelines

Policy requiring directors to submit resignation if job changes

Policy limiting outside directors to 5 or fewer public company or mutual fund boards

Recent Developments

  Prudent use of capital

Board
authorized
$100 million
stock
repurchase
program

Deficiencies not
attributable to current
management

Remedial steps already
taken in connection with
Sarbanes-Oxley
compliance

Did not find evidence
leading to a conclusion
of fraud

Concluded
stock option
review

Filed 10-K on
December 1, 2006
and 10-Q on
December 22, 2006

Regained compliance
with NASDAQ listing
requirements and
convertible bond
covenants

Current
with
all SEC
filings

Harbinger

Openwave’s Board is the Right Board

Current/former
senior-level executives
at multi-billion dollar
public technology
companies

All have served
on public
company Boards
for many years

Extensive
experience in the
communications
and software
industries

Openwave's Board of Directors is fully committed to
enhancing both near- and long-term value for all stockholders

Highly-qualified and Proven Executive Leaders

Highly Qualified Incumbent Directors

Mr. Peterschmidt and Dr. Held are Highly Respected and Proven
Business Leaders With Decades of Relevant Experience

David Peterschmidt

President, CEO

Board member since
November 2004

Former CEO and Chairman of Securify

Former CEO and Chairman of Inktomi

Former COO of Sybase

Member of the Board of Business Objects S.A. and UGS Corp.

Serves on Board of Cellular Telecommunications & Internet Association (CTIA)

Gerald Held, Ph.D.

Board member since
April 2005

CEO of Held Consulting since 1999

Developed the original Relational Database Technology (Ingress) at Berkeley

Served as Acting CEO at Cantiga Systems

Former "Chief Executive Officer-In-Residence" at Kleiner Perkins Caufield & Byers

Former Senior Vice President of Oracle's server product division

Eighteen-year career at Tandem Computers

Chairman of the Board of Software Development Technologies

Member of the Board of Business Objects (lead independent director) & MetaMatrix

—   Strategic consultant to CEOs and Senior Executives

Election of Harbinger’s nominees would be disruptive to our
goal of building long-term value for Openwave stockholders

Harbinger Offers Stockholders Nothing New

Harbinger has NO CONCRETE PLAN for Openwave

Harbinger’s nominees are NOT QUALIFIED and do not meet standards of current Board

Harbinger has NO EXPERIENCE running a communications software business

Suggested initiatives are already ongoing, have already been adopted, or are generic fixes that do not take into account the dynamic nature of our business

Harbinger offers only UNWORKABLE, SHORT-SIGHTED SUGGESTIONS

Minimal working knowledge of Openwave, its products, and its markets

One of Harbinger's candidates has never risen above the level of director of products, never been an officer of a public company, and has never served as a Board member of a public company

Harbinger's Short-Term "Pump and Dump" Tactics

Harbinger’s ill-considered, short-term “pump and dump” tactics are in direct opposition with the Company's long-term

strategic plan to build value for Openwave stockholders

Harbinger has held a position in Openwave for less than 6
months, with most of its investment made in the past 4 months

Harbinger’s "success fee" scheme

According to Harbinger’s own filings, the company of a Harbinger nominee will receive additional compensation depending on Harbinger’s profit from selling all of its shares in Openwave

Scheme demonstrates Harbinger's short-term interest in the Company

Conflicts with the long-term interests of all Openwave stockholders

Point     Counterpoint

…and the Openwave Efforts Already Underway

HARBINGER’S
MISGUIDED ATTACKS...

Board and management regularly evaluate opportunities

November 2006: Board, with Merrill Lynch, undertook a comprehensive review of strategic options

Review confirmed current strategy presents the highest potential for return with least amount of risk

Strategic Alternatives

Now that Openwave’s SEC filings are current and up-to-date, the Board unanimously authorized adoption of $100M stock repurchase program

More than that would not leave sufficient capital to execute Openwave’s long-term strategy

Stock Repurchase Plan

Already realigned sales teams, hired several sales management executives and strategically allocating engineering and R&D resources

Organizational Changes

Implementing tight financial controls – expenses in line with revenue

Drastic expense reduction recommended by Harbinger would substantially harm long-term revenue growth

Operating Expenses

Three-pronged strategy: core, extension and new products

Transition to end-to-end solutions provider

Developing and commercializing new products for launch in 2H FY’07

Product Strategy

Conclusion

Solid company executing on sound strategy

Board and management team are committed
to enhancing stockholder value

Harbinger’s interests are short-term and
self-serving without regard to building value
for all stockholders

Openwave has the right plan in place to
grow the company and create long-term
value for all stockholders

Vote the WHITE proxy card today FOR Openwave's Directors

Additional Information

The Company and certain other persons may be deemed participants in the solicitation of proxies from stockholders in connection with Openwave's 2006 Annual Meeting of Stockholders.
Information concerning such participants is available in the Company's Proxy Statement filed with the Securities and Exchange Commission on December 8, 2006. Stockholders are advised to read the Company's Proxy Statement and supplements thereto and other relevant documents when they become available, because they will contain important information. Stockholders may obtain, free of charge, copies of the Company's Proxy Statement and any other documents filed by the Company with the SEC in connection with the 2006 Annual Meeting of Stockholders at the
SEC's website at http://www.sec.gov/ or by contacting the Company's proxy solicitor Georgeson
Inc. at 866-909-6467.

Appendix – Reconciliation for Non-GAAP Net Income

($6.5M)

$70.6M

$2.4M

Restructuring &
other operating
expense/income

$13.3M

$8.8M

$3.3M

Acquisition-related
costs

Stock-based
compensation

$41.0M

$5.8M

$3.2M

FY06

FY05

FY04

Non-GAAP Net Income Reconciliation

FY04-FY06

$13.7

$4.6M

$5.7M

FQ1’07

$2.0M

($4.8M)

($3.1M)

Restructuring &
other operating
expense/income

$5.0M

$4.0M

$4.7M

Acquisition-related
costs

Stock-based
compensation

$7.0M

$8.9M

$10.7M

FQ2’07

FQ4’06

FQ3’06

Non-GAAP Net Income Reconciliation

FQ3-FQ4’06-FQ1-FQ2’07

Non-GAAP Net Income*

Breakeven

Positive

Non-GAAP Net Income*